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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 16, 2003

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

Item 5. Other Events.

        Main Street Banks, Inc. (the "Registrant") has issued two press releases. The first, issued on January 16, 2003, announced the results of the fourth quarter and year ended 2002. The second, issued on January 15, 2003, announced a declared dividend. Copies of the two press releases issued by the Registrant are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c)
Exhibits
  99.1
  Press Release of Registrant, dated January 16, 2003, announcing fourth quarter and year end 2002 results.

  99.2
  Press Release of Registrant, dated January 15, 2003, announcing a declared dividend.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2003	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated January 16, 2003, announcing fourth quarter and year end 2002 results
99.2	Press Release of Registrant, dated January 15, 2003, announcing a declared dividend

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index